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                                                                   EXHIBIT 10.43

                            SECOND OMNIBUS AMENDMENT

     THIS SECOND OMNIBUS AMENDMENT (this "Amendment"), dated as of November 25, 2002, is entered into, by and among CH FUNDING, LLC, as the Borrower (the "Borrower"), ATLANTIC ASSET SECURITIZATION CORP., as the Issuer ("Atlantic"), CREDIT LYONNAIS NEW YORK BRANCH, as a Bank and as the Administrative Agent (the "Administrative Agent"), U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent ("U.S. Bank"), and CH MORTGAGE COMPANY I, LTD., as the Servicer (the "Servicer"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

     WHEREAS, CH Mortgage Company I, Ltd., as the Seller, and CH Funding, LLC, as the Purchaser, entered into that certain Master Repurchase Agreement and Addendum to the Master Repurchase Agreement incorporated therein, dated as of July 9, 2002, as amended by the Omnibus Amendment, dated as of August 26, 2002, by and among the parties hereto (the "First Omnibus Amendment") (as the same may be amended, restated, supplemented or modified from time to time, the "Repurchase Agreement");

     WHEREAS, the Borrower, the Administrative Agent and U.S. Bank entered into that certain Collateral Agency Agreement, dated as of July 9, 2002, as amended by the First Omnibus Amendment (the "Collateral Agency Agreement");

     WHEREAS, the Borrower, Atlantic Asset Securitization Corp., as the Issuer, Credit Lyonnais New York Branch, as a Bank and as the Administrative Agent, and CH Mortgage Company I, Ltd., as the Servicer, have entered into a Loan Agreement dated as of July 9, 2002, as amended by the First Omnibus Amendment (as the same may be amended, restated, supplemented or modified from time to time, the "Loan Agreement"; the Repurchase Agreement, the Collateral Agency Agreement and the Loan Agreement, collectively the "Operative Documents");

     WHEREAS, the parties to the Operative Documents hereto desire to amend the Operative Documents to make additional amendments;

     NOW, THEREFORE, the parties agree as follows:

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     Section 1.   Amendment to Collateral Agency Agreement. The definition of
Maximum Facility Amount in Exhibit D-1 of the Collateral Agency Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Maximum Facility Amount" means $200,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

     Section 2. Amendment to the Loan Agreement. The definition of Maximum Facility Amount in Section 1.1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Maximum Facility Amount" means $200,000,000.00, as such amount may be reduced pursuant to Section 2.1(c).

     Section 3. Amendment to the Repurchase Agreement. The definition of Maximum Facility Amount in Section 1.1. of the Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          "Maximum Facility Amount" means $200,000,000.00, as such amount may be reduced pursuant to Section 2.1(c) of the Loan Agreement.

     Section 4.   Operative Documents in Full Force and Effect as Amended.

     Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

     Section 5.   Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall not constitute a novation of any Operative Document, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

     (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

     (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

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          IN WITNESS WHEREOF, the parties have agreed to and caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ISSUER
AGREED:                    ATLANTIC ASSET SECURITIZATION CORP.
                           By:  Credit Lyonnais New York Branch,
                                as Attorney-in-Fact


                           By: /s/ Gary M. Miller
                               ---------------------------------
                           Name:
                           Title:

ADMINISTRATIVE AGENT
AGREED:                    CREDIT LYONNAIS NEW YORK BRANCH


                           By: /s/ Gary M. Miller
                               ---------------------------------
                           Name:
                           Title:

BANK
AGREED:                    CREDIT LYONNAIS NEW YORK BRANCH


                           By: /s/ Gary M. Miller
                               ---------------------------------
                           Name:
                           Title:

COLLATERAL AGENT
AGREED:                    U.S. BANK NATIONAL ASSOCIATION.


                           By: /s/ Kathleen M. Connor
                               ---------------------------------
                           Name:
                           Title:
SERVICER
AGREED:                    CH MORTGAGE COMPANY I, LTD.
                           By: CH Mortgage Company GP, Inc., its
                               general partner


                           By: /s/ Mark C. Winter
                               ---------------------------------
                           Name:
                           Title:

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BORROWER
AGREED:                    CH FUNDING, LLC



                           By: /s/ Mark C. Winter
                               -------------------------------
                           Name:
                           Title:

                                        4